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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 21, 2005



                  CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-15).

                                  CWABS, INC.
        -------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Delaware                    333-125164                  95-4596514
------------------------- ----------------------------- ------------------------
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

       4500 Park Granada, Calabasas, California                   91302
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
                                                          --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.  Other Events.
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Filing of Other Materials
-------------------------

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CWABS Asset-Backed Certificates Trust 2005-15, Asset-Backed Certificates, Series 2005-15 (the "Certificates").

Incorporation of Certain Documents by Reference
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      The consolidated financial statements of Financial Security Assurance,
Inc. included in, or as exhibits to, the Form 8-K filed on November 22, 2005 by Financial Security Assurance Holdings, Ltd., (including the report dated March 23, 2005 (except Note 3, which is as of November 21, 2005) relating to Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, which appears as an exhibit to such Form 8-K) are incorporated by reference in the prospectus supplement relating to the Company's Certificates, have been incorporated into the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.






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


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.







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

                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By:  /s/ Leon Daniels, Jr.
                                                    ----------------------
                                                Name:    Leon Daniels, Jr.
                                                Title:   Vice President


Dated:  December 28, 2005



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

                                 Exhibit Index
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Exhibit No.     Description
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23.1   Consent of PricewaterhouseCoopers LLP, Independent Registered Public
Accounting Firm of Financial Security Assurance Inc.






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